                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

       /_/      Preliminary Proxy Statement

       /_/      Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)(2))

       /_/      Definitive Proxy Statement

       /X/      Definitive Additional Materials

       /_/      Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
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                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II, L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
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   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     /_/    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     /_/    Fee paid previously with preliminary materials:

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     /_/    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

                                       -2-

            The  Computer  Horizons  Full  Value  Committee  (the  "Committee"),
together with the other participants named herein, is filing materials contained in this  Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in connection with the  solicitation of proxies against a proposed merger involving
Computer Horizons Corp. (the "Company") and Analysts  International  Corporation
to be  submitted  to a vote of the  shareholders  of the  Company  at a  special meeting of shareholders scheduled to be held September 2, 2005.

            Item  1:  The  Committee  delivered  the  following  letter  to  the shareholders of the Company on August 24, 2005.

                             AN IMPORTANT ALERT FROM
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE

               INSTITUTIONAL SHAREHOLDER SERVICES RECOMMENDS THAT
          COMPUTER HORIZONS' SHAREHOLDERS VOTE "NO" ON PROPOSED MERGER
                           WITH ANALYSTS INTERNATIONAL

              PLEASE VOTE THE ENCLOSED GREEN PROXY CARD AGAINST THE
          PROPOSED MERGER BEFORE THE SEPTEMBER 2, 2005 SPECIAL MEETING!

August 24, 2005

Dear Fellow Computer Horizons Shareholder:

            We  are  pleased  to  report  to  you  that  the  nation's   leading
independent  proxy  advisor,   Institutional  Shareholder  Services  (ISS),  has
recommended  that  shareholders of Computer  Horizons reject the proposed merger with Analysts International.  We are encouraged by the recommendation of ISS, an organization  renowned for its unbiased advice,  and the public  condemnation of the transaction by other concerned shareholders,  supporting our belief that the proposed  merger with  Analysts  International  is not in the best  interests of
Computer Horizons'  shareholders.  PLEASE TAKE A MOMENT NOW TO SHOW YOUR SUPPORT
BY VOTING THE ENCLOSED GREEN PROXY CARD AGAINST THE MERGER PROPOSALS TODAY.

            In its report,  ISS recognized  that,  "This merger will dilute CHRZ shareholders  ownership of the core drivers of growth (Federal and Chimes),  and will  require  the  company to accept a `detour'  from its  long-term  target of shifting the revenue balance towards  solutions," and concluded that, "Given the substantial upside potential  available to CHRZ on a standalone basis, we do not believe  that  this  transaction  adequately  compensates  shareholders  for the short-term dilution and risks."

            Since the beginning of this campaign,  we have focused our arguments on the  weakness of the proposed  merger and want to  reiterate  that we believe that this  merger is simply  not in the best  interests  of  Computer  Horizons'
shareholders and should be rejected because:

            o    The exchange ratio under the proposed merger is set too high.

            o    The proposed merger will dilute Computer Horizons shareholders'
                 ownership   interest  in  the  most  profitable  and  promising
                 business segments.

            o    The proposed merger represents a significant change in strategy which has not been justified to the shareholders.

            o    The combined,  direct  transaction costs of up to approximately
                 $14.4 million are excessive.

            o    There are potentially  more favorable  strategic  opportunities for Computer  Horizons  than the proposed  merger with Analysts
                 International.

            o    Computer  Horizons has recently had  difficulty in its business with  a  costly  accounting  error  and a  history  of  missing financial guidance.

            WITH LITTLE TIME LEFT BEFORE THE SPECIAL  MEETING,  WE HOPE THAT YOU
WILL JOIN US IN OPPOSING  THE MERGER  WITH  ANALYSTS  INTERNATIONAL  BY SIGNING,
DATING  AND  RETURNING   THE  ENCLOSED   GREEN  PROXY  CARD.  WE  ENCOURAGE  ALL
SHAREHOLDERS  TO DISCARD  ANY PROXY  MATERIALS  YOU MAY  RECEIVE  FROM  COMPUTER
HORIZONS AND TO VOTE ONLY THE ENCLOSED GREEN PROXY CARD.

            AND  REMEMBER,  YOU CAN  STILL  CHANGE  YOUR  VOTE  EVEN IF YOU HAVE
ALREADY VOTED  MANAGEMENT'S  PROXY CARD BY RETURNING THE GREEN PROXY CARD - ONLY
THE LATEST DATED PROXY CARD YOU RETURN WILL BE COUNTED.

            If you have any  questions,  or need  assistance in filling out your
GREEN proxy card, please call our proxy  solicitors,  MacKenzie  Partners,  Inc.
toll-free at (800) 322-2885 or (212) 929-5500 (call collect).

                                 Sincerely,

                                 Eric Rosenfeld
                                 The Computer Horizons Full Value Committee

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 IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR GREEN PROXY CARD,
    OR NEED ADDITIONAL COPIES OF THE COMMITTEE'S PROXY MATERIALS, PLEASE CALL
              MACKENZIE PARTNERS AT THE PHONE NUMBERS LISTED BELOW.

                                    MACKENZIE
                                 PARTNERS, INC.
                               105 Madison Avenue
                               New York, NY 10016
                           proxy@mackenziepartners.com
                          (212) 929-5500 (Call Collect)
                                       or
                            TOLL-FREE (800) 322-2885

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            Item 2: On August 24, 2005, the Committee issued the following press release.

PRESS RELEASE

     CRESCENDO PARTNERS II, L.P. FILES SUIT TO REQUIRE COMPUTER HORIZONS TO
               COMPLY WITH VOTING REQUIREMENTS FOR PROPOSED MERGER

   SUIT ALSO SEEKS TO REQUIRE COMPUTER HORIZONS TO SET RECORD DATE FOR SPECIAL
        MEETING OF SHAREHOLDERS TO REMOVE AND REPLACE EXISTING DIRECTORS

New York, NY, August 24, 2005 - Crescendo Partners announced today that it filed a lawsuit  in the  Supreme  Court for the State of New York,  County of New York
against Computer Horizons (NASDAQ: CHRZ) seeking to require Computer Horizons to comply with New York's  Business  Corporation Law ("BCL") in its proposed merger with Analysts  International  (NASDAQ:  ANLY). The lawsuit also seeks to require
Computer  Horizons  to set a record date for a special  meeting of  shareholders requested  by The  Computer  Horizons  Full Value  Committee  for the purpose of removing all existing  Computer  Horizons  directors and replacing them with new directors dedicated to exploring ways to enhance value for all shareholders.

Eric Rosenfeld,  President of Crescendo Partners, explained, "We have filed this suit because,  while the Company is soliciting votes for what it calls `a merger of equals,' we believe it is not complying  with the New York statute  requiring the approval of two-thirds of all outstanding shares.  Instead,  the Company has stated that the proposed  merger will proceed upon the approval of a majority of the shares voted at the September 2nd meeting. It seems only fair and reasonable that,  if the  Company  wants to  complete  a `merger of  equals,'  it should be required to satisfy the two-thirds voting requirement mandated by New York law."

In connection with the filing of the lawsuit,  Crescendo Partners filed a motion for  preliminary  injunctive  relief  seeking to enjoin  Computer  Horizons from taking any action after the September 2, 2005 special meeting of shareholders to
consummate   the  proposed   merger  until  it  complies  with  the  BCL  voting
requirements.  The court has  scheduled  a hearing on this motion for August 30,
2005.

Mr. Rosenfeld commented, "We are not trying to stop or disrupt the September 2nd meeting;  we simply want to make sure that the Company does not take any actions in furtherance  of the proposed  merger should it receive only a majority of the shares voting at the meeting until the court has an opportunity to determine the appropriate  voting  standard.  We  believe  that it was  important  to file our complaint  and motion in order to protect the  interests  of Computer  Horizons'
shareholders."

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

On  August  11,  2005,   The  Computer   Horizons  Full  Value   Committee  (the
"Committee"),  together with the other Participants (as defined below),  filed a definitive proxy statement and  accompanying  proxy card with the Securities and
Exchange  Commission  ("SEC")  to be used to  solicit  votes  against a proposed
merger   involving   Computer   Horizons  Corp.  (the  "Company")  and  Analysts
International  Corporation to be submitted to a vote of the  shareholders of the
Company at a special meeting of  shareholders  scheduled to be held on September
2,  2005  (the  "Merger  Special  Meeting").  The  Committee  has  also  made  a preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes to remove and replace the Company's  existing  Board of Directors at a special meeting of  shareholders  called for such purpose (the
"Directors Special Meeting").

THE  COMMITTEE  ADVISES  ALL  SHAREHOLDERS  OF THE  COMPANY  TO READ  THE  PROXY
STATEMENTS AND OTHER PROXY MATERIALS  RELATING TO THE MERGER SPECIAL MEETING AND
DIRECTORS  SPECIAL  MEETING  AS  THEY  BECOME  AVAILABLE  BECAUSE  THEY  CONTAIN
IMPORTANT  INFORMATION.  SUCH PROXY  MATERIALS ARE AVAILABLE AT NO CHARGE ON THE
SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN  ADDITION,  THE  PARTICIPANTS  IN THE
SOLICITATIONS WILL PROVIDE COPIES OF THE PROXY MATERIALS,  WITHOUT CHARGE,  UPON
REQUEST.  REQUESTS  FOR COPIES  SHOULD BE  DIRECTED TO THE  PARTICIPANTS'  PROXY
SOLICITOR,  MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: (800) 322-2885 OR
BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS IN THE PROXY  SOLICITATIONS  ARE CRESCENDO  PARTNERS II, L.P.,
SERIES R,  CRESCENDO  INVESTMENTS  II, LLC,  ERIC  ROSENFELD,  F. ANNETTE  SCOTT
FLORIDA TRUST,  RICHARD L. SCOTT FLORIDA TRUST, SCOTT FAMILY FLORIDA PARTNERSHIP
TRUST,  RICHARD L. SCOTT INVESTMENTS,  LLC, RICHARD L. SCOTT,  STEPHEN T. BRAUN,
KARL L.  MEYER,  ROBERT F.  WALTERS,  FRANK J.  TANKI,  WILLEM  VAN RIJN AND THE
COMPUTER  HORIZONS  FULL  VALUE  COMMITTEE  (THE  "PARTICIPANTS").   INFORMATION
REGARDING THE PARTICIPANTS  AND THEIR DIRECT OR INDIRECT  INTERESTS IS AVAILABLE
IN  THEIR  SCHEDULE  13D  JOINTLY  FILED  WITH  THE SEC ON  JULY  22,  2005,  AS
SUBSEQUENTLY AMENDED ON JULY 27, 2005 AND AUGUST 19, 2005.

CONTACTS: MacKenzie Partners, Inc.
          Bob Sandhu:   212-378-7061
          Mark Harnett: 212-929-5877

            Item 3: On August 24, 2005, the Committee issued the following press release.

PRESS RELEASE
FOR IMMEDIATE RELEASE

          GLASS LEWIS & CO. ADVISES COMPUTER HORIZONS' SHAREHOLDERS TO
           VOTE "AGAINST" PROPOSED MERGER WITH ANALYSTS INTERNATIONAL

          RECOGNIZES COMPANY'S "STRATEGIC MISSTEPS AS WELL AS FINANCIAL
                      SHORT-COMINGS" IN ITS RECOMMENDATION

New York, NY, August 24, 2005 -The Computer  Horizons Full Value Committee today announced that the prominent  independent proxy advisor,  Glass Lewis & Co., has recommended that shareholders of Computer  Horizons (NASDAQ:  CHRZ) vote AGAINST the proposed merger with Analysts  International  (NASDAQ:  ANLY) at the special meeting of shareholders scheduled to be held on September 2, 2005.

In recommending that Computer Horizons'  shareholders should reject the proposed merger with  Analysts,  Glass Lewis noted that,  "With a substantial  portion of
Analysts'  business in the low margin IT staffing sector,  and CHC's stated goal of  building  up its higher  margin  solution  business,  we must agree with the dissidents that this seems to be a divergent  strategic  move." Glass Lewis also expressed its opinion that, "CHC has offered Analysts an  unproportional  equity stake in the  combined  company in exchange  for  interests  in a business  with slower growth and  unattractive  business  mix," and concluded that "The Company and shareholders should be aware of alternate, and perhaps more effective,  ways to increase shareholder value."

Speaking on behalf of The  Committee,  Eric  Rosenfeld,  President  of Crescendo
Partners,  stated, "We are gratified that Glass Lewis, an organization dedicated to providing  independent voting advice, has agreed with our conclusion that the proposed merger with Analysts is not in the best interests of Computer Horizons'
shareholders." "With little time left until the special meeting of shareholders, we hope  that  the  growing  public  disapproval  of the  proposed  merger  will encourage  all Computer  Horizons'  shareholders  to vote their GREEN proxy card
AGAINST the merger proposals."

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

On  August  11,  2005,   The  Computer   Horizons  Full  Value   Committee  (the
"Committee"),  together with the other Participants (as defined below),  filed a definitive proxy statement and  accompanying  proxy card with the Securities and
Exchange  Commission  ("SEC")  to be used to  solicit  votes  against a proposed
merger   involving   Computer   Horizons  Corp.  (the  "Company")  and  Analysts
International  Corporation to be submitted to a vote of the  shareholders of the
Company at a special meeting of  shareholders  scheduled to be held on September
2,  2005  (the  "Merger  Special  Meeting").  The  Committee  has  also  made  a preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes to remove and replace the Company's  existing  Board of Directors at a special meeting of  shareholders  called for such purpose (the
"Directors Special Meeting").

THE COMMITTEE STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENTS AND OTHER PROXY MATERIALS  RELATING TO THE MERGER SPECIAL MEETING AND
DIRECTORS  SPECIAL  MEETING  AS  THEY  BECOME  AVAILABLE  BECAUSE  THEY  CONTAIN
IMPORTANT  INFORMATION.  SUCH PROXY  MATERIALS ARE AVAILABLE AT NO CHARGE ON THE
SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN  ADDITION,  THE  PARTICIPANTS  IN THE
SOLICITATIONS WILL PROVIDE COPIES OF THE PROXY MATERIALS,  WITHOUT CHARGE,  UPON
REQUEST.  REQUESTS  FOR COPIES  SHOULD BE  DIRECTED TO THE  PARTICIPANTS'  PROXY
SOLICITOR,  MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: (800) 322-2885 OR
BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS IN THE PROXY  SOLICITATIONS  ARE CRESCENDO  PARTNERS II, L.P.,
SERIES R,  CRESCENDO  INVESTMENTS  II, LLC,  ERIC  ROSENFELD,  F. ANNETTE  SCOTT
FLORIDA TRUST,  RICHARD L. SCOTT FLORIDA TRUST, SCOTT FAMILY FLORIDA PARTNERSHIP
TRUST,  RICHARD L. SCOTT INVESTMENTS,  LLC, RICHARD L. SCOTT,  STEPHEN T. BRAUN,
KARL L.  MEYER,  ROBERT F.  WALTERS,  FRANK J.  TANKI,  WILLEM  VAN RIJN AND THE
COMPUTER  HORIZONS  FULL  VALUE  COMMITTEE  (THE  "PARTICIPANTS").   INFORMATION
REGARDING THE PARTICIPANTS  AND THEIR DIRECT OR INDIRECT  INTERESTS IS AVAILABLE
IN  THEIR  SCHEDULE  13D  JOINTLY  FILED  WITH  THE SEC ON  JULY  22,  2005,  AS
SUBSEQUENTLY AMENDED ON JULY 27, 2005 AND AUGUST 19, 2005.

CONTACTS: MacKenzie Partners, Inc.
          Bob Sandhu:   212-378-7061
          Mark Harnett: 212-929-5877